COLUMBIA FUNDS SERIES TRUST

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

(each a “Fund” and collectively the “Funds”)

Supplement dated July 24, 2009 to the

Prospectuses dated July 1, 2009

Effective July 24, 2009, Cheryl D’Hollander and Alfred F. Alley III, CFA will co-manage the Funds. Accordingly, the section of each Fund’s Prospectuses entitled “Management of the Fund — Portfolio Managers” is revised and replaced in its entirety with the following disclosure:

Portfolio Managers

Information about the Advisor’s portfolio managers who are primarily responsible for overseeing the Fund’s investments is shown in the table below. The SAI provides more information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Fund.

Cheryl D’Hollander Co-manager. Service with the Fund since 2009. Director of the Advisor; associated with the Advisor or its predecessors as an investment professional since 2003.

Alfred F. Alley III, CFA

Co-manager. Service with the Fund since 2009.

Assistant Vice President of the Advisor; associated with the Advisor or its predecessors as an investment professional since June 2005. Prior to June 2005, Mr. Alley was a managing partner at Tandem Trading, LLC from October 2001 to June 2005.

Shareholders should retain this Supplement for future reference.

INT-47/20854-0709